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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934


                        Date of Report: November 16, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                           UNITY WIRELESS CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                         995                      91-1940650
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(State or jurisdiction of      (Primary Standard Industrial   (I.R.S. Employee
incorporation or organization)  Classification Code Number)  Identification No.)


                  10900 NE 4th Street, Suite 2300, Bellevue, WA
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       98004 (Address of principal executive offices, including zip code)


                                 (800) 337-6642
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              (Registrant's telephone number, including area code)


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Item 2.   Acquisition or Disposition of Assets.

On November 16, 2000, Unity Wireless Corporation ("Unity") acquired all the issued and outstanding shares of Ultratech Linear Solutions Inc. ("Ultratech").

Ultratech, founded in May, 1999 and based in Burnaby, British Columbia, Canada, is a wireless communications technology designer, developer, manufacturer and marketer specializing in radio frequency high power linear amplifiers.

The acquisition was effected pursuant to a Share Purchase Agreement dated November 16, 2000 (the "Share Purchase Agreement") among John Robertson ("Robertson"), Mirza Kassam ("Kassam"), Chris Neumann ("Neumann") and Robert Fetherstonhaugh ("Fetherstonhaugh") as vendors and Unity as purchaser. Ultratech, Stirling Mercantile Corporation ("SMC"), Peter A. Scott Consulting Ltd. ("Scott Consulting") and W. Hugh Notman ("Notman") were also parties to the Share Purchase Agreement.

Pursuant to the terms of the Share Purchase Agreement, Robertson, Kassam, Neumann and Fetherstonhaugh sold their shares in the capital of Ultratech in return for 700,000 common shares, par value $0.001 per share, in the common stock of Unity plus payment of outstanding shareholder loans totaling C$72,000 ($46,000). Of the 700,000 shares of Unity stock, 52,500 were issued to Scott Consulting and Notman, the nominees of SMC, as part payment of a broker's commission payable to SMC under an engagement letter dated September 22, 2000 (the "Engagement Letter") among Robertson, Kassam, Neumann and Fetherstonhaugh and Ultratech as vendors and SMC as broker.

The acquisition price was arrived at through arm's length negotiations and management's determination that a fair acquisition price, based on industry comparables and appropriate discounts, was approximately C$1,000,000 ($645,000). The board of Unity ultimately determined that the acquisition price of 700,000 shares of Unity and C$72,000 ($46,000) was favorable to Unity and its shareholders.

All of Ultratech's management and key employees have been retained. Ultratech will combine its operations with Unity's wholly owned Unity Wireless Systems Corporation of Burnaby, British Columbia.

There is no material relationship between the vendors Robertson, Kassam, Neumann and Fethersonhaugh and Unity or any of its affiliates, any director or officer of Unity or any associates of any such director or officer.

The foregoing is only a summary of the transaction and is qualified in its entirety by the terms of the agreements referenced in the summary and attached as exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Financial statements of business acquired

          Financial statements of business acquired will be filed by February 1, 2001.

(b) Pro forma financial information (showing the effects of the acquisition)

          Pro forma financial information will be filed by February 1, 2001.

(c)       Exhibits

2.1 Share Purchase Agreement, dated November 16, 2000 among John Robertson, Mirza Kassam, Chris Neumann, Robert Fetherstonhaugh, Unity Wireless Corporation, Stirling Mercantile Corporation, Peter A. Scott Consulting Ltd., W. Hugh Notman.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION


/s/ BRYAN R. WILSON
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(Signature)

Bryan R. Wilson
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(Name)

Secretary
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(Position)

December 1, 2000
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(Date)